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                                                                    Exhibit 10.1

                             FIRST AMENDMENT TO THE
                       FIRST COMMUNITY CAPITAL CORPORATION
                             1996 STOCK OPTION PLAN

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, First Community Capital Corporation (the "Company") presently maintains the First Community Capital Corporation 1996 Stock Option Plan (the "Plan"); and

     WHEREAS, the Company, pursuant to Section 7 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

     NOW, THEREFORE, in order to increase the number of shares of common stock, $.01 par value, of the Company ("Common Stock") reserved for issuance pursuant to the exercise of options under the Plan, the Plan is hereby amended in the following manner:

     1. Effective as of the date this amendment is approved by the Board of Directors of the Company (the "Board"), Section 3 is hereby amended in its entirety to read as follows:

          SECTION 3. Stock Reserved for the Plan. Subject to adjustment as provided in Section 6 hereof, the aggregate number of shares of Common Stock that may be optioned under the Plan is 570,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

     2. This First Amendment to the Plan was approved by the Board on March 21, 2002.

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     IN WITNESS WHEREOF, the Company has executed this First Amendment to the
First Community Capital Corporation 1996 Stock Option Plan on this ______ day of ____________________, 2002.

                                   FIRST COMMUNITY CAPITAL CORPORATION


                                   By: ____________________________________

                                   Name: __________________________________

                                   Title: _________________________________

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                           First Community Bank, N.A.
                            1996 Stock Option Plan

                        AMENDED AND RESTATED TO BE THE

                      FIRST COMMUNITY CAPITAL CORPORATION
                            1996 STOCK OPTION PLAN


                             W I T N E S S E T H:

     WHEREAS, the Board of Directors of First Community Bank, National Association (the "Bank") previously adopted the First Community Bank, National Association 1996 Stock Option Plan to be effective on March 21, 1996 and such plan was approved by the stockholders of the Bank;

     WHEREAS, the Bank, First Community Capital Corporation (the "Company") and First Community Capital Corporation of Delaware, Inc. entered into that certain Agreement and Plan of Reorganization dated as of November 16, 2000 (the "Reorganization Agreement"), pursuant to which the Company would become a holding company for the Bank (the "Reorganization");

     WHEREAS, pursuant to the Reorganization Agreement, the outstanding options granted under the First Community Bank, National Association 1996 Stock Option Plan to purchase shares of Bank common stock are to be converted into options to purchase shares of Company common stock, with the adjustments provided for in the Reorganization Agreement; and

     WHEREAS, the First Community Bank, National Association 1996 Stock Option Plan is to be renamed the First Community Capital Corporation 1996 Stock Option Plan;

     NOW, THEREFORE, the First Community Bank, National Association 1996 Stock Option Plan is amended and restated as set forth below to continue such plan following the Reorganization.

     SECTION 1. PURPOSE OF THE PLAN. The purpose of the First Community Capital Corporation 1996 Stock Option Plan ("Plan") is to encourage ownership of common stock, $0.01 par value ("Common Stock"), of the Company, by key employees and directors of the Company and its Affiliates (as defined below), including the Bank, and to provide increased incentive for such key employees and directors to render services and to exert maximum effort for the success of the Company. In addition, the Company expects that the Plan will further strengthen the identification of the key employees and directors with the stockholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any

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"subsidiary corporation" of the Company within the meaning of Code Sections
424(e) and (f), respectively.

     SECTION 2.  ADMINISTRATION OF THE PLAN.

          (a) Composition of Committee. The Plan shall be administered by the Human Resources Committee (the "Committee") designated by the Board of Directors of the Company (the "Board"), which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

          (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

          (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

     SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in Section 6 hereof, the aggregate number of shares of Common Stock that may be optioned under the Plan is 422,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

     SECTION 4. ELIGIBILITY. The persons eligible to participate in the Plan as a recipient of options ("Optionee") shall include only key employees and directors of the Company or its Affiliates at the time the option is granted. A key employee or director who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

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     SECTION 5.  GRANT OF OPTIONS.

          (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive options under the Plan,
     (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options; provided that a director may not receive ISOs. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) Stockholder Approval. All options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the shares of the Company present, or represented by proxy, and entitled to vote at a meeting at which a quorum is present, or by written consent in accordance with the laws of the United States and the State of Texas, as may be applicable; provided that if such approval by the stockholders of the Company is not forthcoming, all options previously granted under this Plan shall be void.

          (c) Limitation on Incentive Stock Options. The aggregate fair market value (determined in accordance with Section 6.(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Optionee during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.

     SECTION 6. TERMS AND CONDITIONS. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

          (a) Option Period. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less

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     than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

          (b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee.
     In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine.

          At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

          (c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised in whole, immediately, or is to be exercisable in increments.

          (d) Procedure for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) subject to the approval by the Committee, certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, or (iii) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An Optionee shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and such option payment. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6.(d).

                                       4

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          (e) Termination of Employment.  If an Optionee to whom an option is granted ceases to be employed by the Company or any of its Affiliates or ceases to serve on the Board of the Company or any of its Affiliates for any reason other than death or disability, any option which is exercisable on the date of such termination of employment or cessation of serving on the Board may be exercised during a three month period after such date, but in no event may the option be exercised after its expiration under the terms of the option agreement; provided, however, that if an Optionee's employment or service on the Board is terminated because of the Optionee's theft or embezzlement from the Company or any of its Affiliates, disclosure of trade secrets of the Company or any of its Affiliates or the commission of a willful, felonious act while serving as an employee or director of the Company or any of its Affiliates (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or unexercised portion thereof granted to said Optionee shall expire upon such termination of employment or cessation of serving on the Board.

          (f) Disability or Death of Optionee. In the event of the determination of disability or death of an Optionee under the Plan while the Optionee is employed by the Company or any of its Affiliates or while the Optionee serves on the Board of the Company or any of its Affiliates, the options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a one year period after the date of such determination of disability or death, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company or any of its Affiliates of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

          (g) Assignability. An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. During the lifetime of an Optionee, an option shall be exercisable only by him or his authorized legal representative.

          (h) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option designated as an incentive stock option.

          (i) No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice and accompanied by payment as provided in clause (d) above.

          (j) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of

                                       5

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     the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of an Optionee=s options may be exercised for a limited period of time before or after a specified date.

          (k) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

          (l) Acceleration of Options. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, than an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Committee

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     may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

     SECTION 7. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the stockholders, would:
(i) except as is provided in Section 6.(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan, (iii) extend the applicable maximum option period provided for in Section 6.(a) of the Plan, (iv) extend the expiration date of this Plan set forth in
Section 14 of the Plan, (v) except as provided in Section 6.(k) of the Plan, decrease to any extent the option price of any option granted under the Plan or
(vi) withdraw the administration of the Plan from the Committee.

     SECTION 8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6.(j), 6.(k) and 6.(l) shall be subject to any stockholder action required by Texas or federal law.

     SECTION 9. PURCHASE FOR INVESTMENT. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     SECTION 10.  TAXES.

          (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

          (b) Notwithstanding the terms of Section 10.(a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a Nonqualified Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6.(b), equal to the amount required to be withheld or paid. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by

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     Optionees who are subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Optionee") are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a period commencing on the third business day following the Company's release of a quarterly or annual summary statement of earnings and ending on the twelfth business day following such release. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Optionee elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

     SECTION 11. REPLACEMENT OF OPTIONS. The Committee from time to time may permit an Optionee under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

     SECTION 12. NO RIGHT TO COMPANY EMPLOYMENT OR DIRECTORSHIP. Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or any Affiliate or to continue to serve on the Board of the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate an individual's employment at any time. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

     SECTION 13. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

          (a) Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          (b) Tax Consequences. Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

     SECTION 14. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan became effective upon adoption by the Board of Directors of the Bank on March 21, 1996 (the "Effective Date"). The Plan was presented and approved by the stockholders of the Bank for the purposes of: (i) obtaining favorable treatment under Section 16(b) of the Exchange Act; and (ii) satisfying one of the

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requirements of Section 422 of the Code governing the tax treatment for ISOs.
The Plan shall expire ten years after the Effective Date and thereafter no option shall be granted pursuant to the Plan.

     SECTION 15. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board of Directors of the Bank nor the subsequent approval of the Plan by the stockholders of the Bank shall be construed as creating any limitations on the power of the Board of Directors of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION 16. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Texas and applicable federal law.

     Adopted by the Board of Directors of First Community Bank, National Association on March 21, 1996 and amended and restated by the Board of Directors of First Community Capital Corporation on July 26, 2001.

                         FIRST COMMUNITY CAPITAL CORPORATION



                         _____________________________________________
                         Nigel J. Harrison
                         President and Chief Executive Officer


ATTEST:


___________________________________________

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